Exhibit 10.5

FOURTH AMENDMENT TO
PURCHASE AND SALE AGREEMENT

THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of May 12, 2011, by and among FIVE STAR QUALITY CARE, INC., a Maryland corporation, as purchaser (the “Purchaser”), and RESIDENTIAL CARE I, L.L.C., an Indiana limited liability company, RESIDENTIAL CARE III, INC., an Indiana corporation, CLEARWATER GARDEN HOMES, L.L.C., an Indiana limited liability company, ROSEWALK GARDEN HOMES, L.L.C., an Indiana limited liability company, and AMERICAN SENIOR HOME CARE, L.L.C., an Indiana limited liability company (each individually, a “Seller” and, jointly and severally, the “Sellers”).

RECITALS:

WHEREAS, the Purchaser and the Sellers are parties to that certain Purchase and Sale Agreement, dated as of March 18, 2011, as amended by that certain First Amendment to Purchase and Sale Agreement, dated as of April 27, 2011, that certain Second Amendment to Purchase and Sale Agreement, dated as of May 9, 2011, and that certain Third Amendment to Purchase and Sale Agreement, dated as of May 11, 2011 (as so amended, the “Purchase Agreement”), with respect to certain real property and related property known as and located at (a) Clearwater Commons, 4519 E. 82nd Street, Indianapolis, Indiana, and (b) Rosewalk Commons and Garden Homes, 250 Shenandoah Drive, Lafayette, Indiana, all as further described in the Purchase Agreement; and

WHEREAS, the Purchaser and the Sellers desire to amend the Purchase Agreement, subject to the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the Purchaser and the Sellers, intending to be legally bound, hereby agree as follows:

1.             Capitalized Terms.  All capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Purchase Agreement.

2.             Purchase Price.  The term “Purchase Price” in Section 1.1 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Purchase Price” means Forty Million Three Hundred Sixty Thousand and 00/100 Dollars ($40,360,000.00).

3.             Purchaser’s Conditions Precedent.  Section 4.1 (Purchaser’s Conditions Precedent) of the Purchase Agreement is hereby amended by inserting the following new subsections (i), (j), (k) and (l) at the end thereof:

(i)            The Sellers shall have delivered to the Title Company a corrective deed, in proper statutory form for recording and otherwise in form and substance acceptable to the Purchaser and the Title Company, duly executed and acknowledged by Residential Care I, L.L.C. and Clearwater Garden Homes,

L.L.C. in favor of Clearwater Garden Homes, L.L.C., pursuant to which the legal description in the Second Corrective Quitclaim Deed, dated May 16, 2002 and recorded in the Office of the Marion County Recorder as Instrument No. 2002-0181875 is revised to correct certain scrivener’s errors in the penultimate call, i.e., changing the call from 233.66 feet to 223.66 feet (the “Corrective Deed”).

(j)            The Sellers shall have delivered to the Title Company a written release, in proper statutory form for recording and otherwise in a form acceptable to the Purchaser and the Title Company, duly executed and acknowledged by Castle Key Development, or its predecessor in title, releasing all of its right, title and interest in a sewer easement identified in that certain Dedication of Easement dated August 5, 1991 and recorded with the Marion County Recorder as Instrument No. 910079915 (the “Castle Key Release”).

(k)           The Purchaser shall have received evidence reasonably acceptable to the Purchaser that the Properties comply with zoning or are otherwise considered legal nonconforming with respect to zoning, which evidence may include, without limitation, a legible copy of approved site plans for the Properties that indicate the Properties, as currently configured, were approved by the applicable governmental authority.

(l)            To the extent the applicable licensing authority requires the Purchaser’s home health agency to designate as a branch office any Property where the Purchaser’s home health agency does not have a home office and such licensing authority does not approve such designation on or before the then scheduled Closing Date, the Purchaser’s home health agency and American Senior Home Care, L.L.C. shall have entered into a services agreement (the “Home Health Services Agreement”), in form and substance mutually acceptable to the Purchaser and the Sellers, pursuant to which American Senior Home Care, L.L.C. will continue to provide home health services to those Properties for which a branch office designation is required until such designation has been approved by the applicable licensing authority but in no event longer than 180 days after the Closing Date, and the Purchaser’s home health agency will provide the employees for such home health services and shall be entitled to all income, and shall be responsible for all expenses, relating to such home health services.  For the avoidance of doubt, nothing in this Section 4.1(l) shall limit the condition set forth in Section 4.1(a) regarding obtaining licenses (including, without limitation, licenses for the Purchaser’s home health agency).

4.             Covenants of the Seller.  Article VII (Covenants of the Seller) of the Purchase Agreement is hereby amended by inserting the following new Section 7.12 at the end thereof:

7.12         Corrective Deed, the Castle Key Release and Home Health Services Agreement.  The Sellers hereby covenant with the Purchaser that, between the Effective Date and the Closing Date, the Sellers shall use commercially reasonable efforts to obtain the Corrective Deed and the Castle Key Release and deliver them to the Title Company or the Purchaser, as applicable.  The Sellers shall also cooperate with the Purchaser in negotiating the Home Health Services Agreement in good faith, if applicable.

5.             Schedules.  Schedule 1 (the Facilities) to the Purchase Agreement is hereby deleted in its entirety and Schedule 1 attached hereto is inserted in their place.

6.             Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.  Any such counterpart may be delivered by facsimile or e-mail (in .pdf format) and any such counterpart so delivered shall be deemed an original for all purposes.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as a sealed instrument as of the date first above written.

PURCHASER:

FIVE STAR QUALITY CARE, INC.,
a Maryland corporation

By:	/s/ Bruce J. Mackey Jr.
Name:	Bruce J. Mackey Jr.
Its:	President and Chief Executive Officer

SELLERS:

RESIDENTIAL CARE I, L.L.C.,
an Indiana limited liability company

By:	/s/ David R. Justice
Name:	David R. Justice
Its:	Manager

RESIDENTIAL CARE III, INC.,
an Indiana corporation

By:	/s/ David R. Justice
Name:	David R. Justice
Its:	Manager

CLEARWATER GARDEN HOMES, L.L.C.,
an Indiana limited liability company

By:	/s/ David R. Justice
Name:	David R. Justice
Its:	Manager

ROSEWALK GARDEN HOMES, L.L.C.,
an Indiana limited liability company

By:	/s/ David R. Justice
Name:	David R. Justice
Its:	Manager

[Signature page to Fourth Amendment to Purchase and Sale Agreement]

AMERICAN SENIOR HOME CARE, L.L.C.,
an Indiana limited liability company

By:	/s/ David R. Justice
Name:	David R. Justice
Its:	Manager

[Signature page to Fourth Amendment to Purchase and Sale Agreement]

SCHEDULE 1

THE FACILITIES

Name	Address	Sellers	Units	Allocated Purchase Price
Clearwater Commons	4519 E. 82nd Street Indianapolis, IN 46250	Residential Care I, L.L.C. Clearwater Garden Homes, L.L.C. American Senior Home Care, L.L.C.	AL: 81 IL: 7	$16,940,000.00

Rosewalk Commons and Garden Homes	250 Shenandoah Drive Lafayette, IN 47905	Residential Care III, Inc. Rosewalk Garden Homes, L.L.C. American Senior Home Care, L.L.C.	AL: 87 IL: 22	$23,420,000.00